UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant                ☒

Filed by a Party other than the Registrant            ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Materials Under Rule 14a-12

RF INDUSTRIES, LTD.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:___________________________________________
(2)	Aggregate number of securities to which transaction applies:__________________________________________
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):______________________________
(4)	Proposed maximum aggregate value of transaction:_________________________________________________
(5)	Total fee paid:______________________________________________________________________________

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:____________________________________________________________________
(2)	Form, Schedule or Registration Statement No.:____________________________________________________
(3)	Filing Party:______________________________________________________________________________
(4)	Date Filed:_______________________________________________________________________________

RF INDUSTRIES, LTD.
7610 Miramar Road
San Diego, California 92126

NOTICE IS HEREBY GIVEN THAT THE ANNUAL MEETING OF STOCKHOLDERS
WILL BE HELD ON SEPTEMBER 5, 2018

An Annual Meeting of Stockholders of RF Industries, Ltd., a Nevada corporation (the “Company”), will be held at the offices of TroyGould PC, 1801 Century Park East, 16th Floor, Los Angeles, California, 90067 on Wednesday, September 5, 2018, at 10:00 a.m., for the following purposes:

1.	To elect two members of the Company’s Board of Directors to serve until the 2021 Annual Meeting of Stockholders.

2.	To conduct an advisory vote on the compensation of the Company’s named executive officers as disclosed in this proxy statement.

3.	To ratify the selection of CohnReznick LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2018.

4.	To transact such other business as may properly come before the Annual Meeting of Stockholders or any adjournment thereof.

The Board of Directors has fixed the close of business on July 13, 2018 as the record date for determination of stockholders entitled to notice of and to vote at the Annual Meeting of Stockholders or any adjournment thereof.

We are pleased to take advantage of Securities and Exchange Commission rules that allow companies to furnish their proxy materials over the Internet. We are mailing to many of our stockholders a Notice of Internet Availability of Proxy Materials instead of a paper copy of our proxy materials and our 2017 Annual Report on Form 10-K. The Notice contains instructions on how to access those documents and to cast your vote via the Internet. The Notice also contains instructions on how to request a paper copy of our proxy materials and our 2017 Annual Report on Form 10-K. All stockholders who do not receive a Notice will receive a paper copy of the proxy materials and the Annual Report by mail. This process allows us to provide our stockholders with the information they need on a more timely basis, while reducing the environmental impact and lowering the costs of printing and distributing our proxy materials.

Whether or not you plan to attend, it is important that your shares be represented and voted at the meeting. I urge you, therefore, to return a signed proxy card or vote by telephone or over the Internet so that you can be sure your votes are properly counted, even if you plan to attend the meeting. Information about voting procedures can be found in the proxy statement.

I hope you will join us.

By Order of the Board of Directors,

President and Chief Executive Officer

San Diego, California
July 25, 2018

RF INDUSTRIES, LTD.
7610 Miramar Road
San Diego, California 92126

PROXY STATEMENT

General

The enclosed proxy is solicited on behalf of the Board of Directors of RF Industries, Ltd., a Nevada corporation (the “Company”), for use at the Annual Meeting of Stockholders (“Annual Meeting”) to be held on Wednesday, September 5, 2018, at 10:00 a.m. local time, or at any adjournment or postponement thereof. The Annual Meeting will be held at the offices of TroyGould PC, 1801 Century Park East, 16th Floor, Los Angeles, California, 90067.

The Notice of Internet Availability is first being mailed to our stockholders on or about July 25, 2018.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON SEPTEMBER 5, 2018

The Company’s Notice of Annual Meeting, this proxy statement, the proxy card, and our Annual Report for the fiscal year ended October 31, 2017 are available on the Internet at https://materials.proxyvote.com/749552 and on our website at www.rfindustries.com under “Investor Information.”

Voting

Only stockholders of record at the close of business on July 13, 2018, will be entitled to notice of and to vote at the Annual Meeting. On July 13, 2018, there were 9,245,785 shares of common stock outstanding. The Company is incorporated in Nevada, and is not required by Nevada corporation law or its Articles of Incorporation to permit cumulative voting in the election of directors.

How can I attend the Annual Meeting?

You may attend the Annual Meeting if you are listed as a stockholder of record as of July 13, 2018 and bring proof of your identity. If you hold your shares in street name through a broker or other nominee, you will need to provide proof that you are the beneficial owner of the shares by bringing either a copy of a brokerage statement showing your share ownership as of July 13, 2018, or a legal proxy if you wish to vote your shares in person at the Annual Meeting.

How can I vote my shares in person at the Annual Meeting?

Shares held directly in your name as the stockholder of record may be voted in person at the Annual Meeting. If you choose to do so, please bring proof of your identity to the Annual Meeting. If your shares are held in a stock brokerage account or by a bank or other nominee, you have the right to direct your broker or nominee on how to vote these shares and are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you receive a proxy from your broker or nominee. Your broker or nominee has provided voting instructions for you to use. If you wish to attend the Annual Meeting and vote in person shares held in your brokerage account name, please contact your broker or nominee so that you can receive a legal proxy to present at the Annual Meeting. Even if you plan to attend the Annual Meeting, we urge you to vote in one of the ways described below so that your vote will be counted if you later decide not to attend the Annual Meeting or are unable to attend. Attendance at the Annual Meeting will not cause your previously granted proxy to be revoked unless you change your proxy instructions as described above.

How can I vote my shares without attending the Annual Meeting?

Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct your vote without attending the Annual Meeting. You may vote by granting a proxy or, for shares held in street name, by submitting voting instructions to your broker or nominee. In most instances, you will be able to do this over the Internet, by telephone or by mail. Please refer to the summary instructions below, the instructions included on the Notice of Internet Availability of the proxy materials, and if you request printed proxy materials, the instructions included on your proxy card or, for shares held in street name, the voting instruction card provided by your broker or nominee.

1

•	By Internet — If you have Internet access, you may submit your proxy from any location in the world by following the Internet voting instructions on the proxy card or voting instruction card sent to you.

•	By Telephone — You may submit your proxy by following the telephone voting instructions on the proxy card or voting instruction card sent to you.

•	By Mail — You may do this by marking, dating and signing the enclosed proxy or, for shares held in street name, the voting instruction card provided to you by your broker or nominee, and mailing it in the enclosed, self-addressed, postage prepaid envelope. No postage is required if mailed in the United States. Please note that you will be mailed a printed proxy or printed voting instruction card only if you request that such printed materials be sent to you by following the instructions in the Notice of Internet Availability for requesting paper copies of the proxy materials.

What vote is required for the proposals?

With regard to the election of directors, the two nominees receiving the greatest number of votes cast will be elected provided a quorum is present. On each matter properly presented and submitted to a vote at the Annual Meeting, each share will have one vote for shares represented at the Annual Meeting (in person or by proxy) and entitled to vote. Shares represented by proxies that reflect abstentions or broker non-votes (that is, shares held by a broker or nominee which are represented at the meeting, but with respect to which such broker or nominee is not empowered to vote on a particular proposal) will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Abstentions will be counted towards the tabulation of votes cast on matters properly presented to the stockholders (except the election of directors) and will have the same effect as negative votes. Broker non-votes will not be counted as votes cast and, therefore, will have no effect on the outcome of the matters presented at the Annual Meeting. If the enclosed proxy is properly executed and returned to, and received by, the Company prior to voting at the Annual Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. If no instructions are indicated on a properly executed proxy, the shares represented by that proxy will be voted as recommended by our Board of Directors. Assuming that a quorum is present, the affirmative vote of a majority of the shares of common stock present or represented by proxy at the Annual Meeting and entitled to vote will be required to (i) approve, on an advisory basis, our executive compensation for our named executive officers and (ii) ratify the appointment of our independent registered public accounting firm.

As a result of changes made by the Dodd-Frank Wall Street Reform and Consumer Protection Act to the regulation of brokers under certain self-regulatory organizations such as the New York Stock Exchange (“NYSE”) and NASDAQ Stock Market LLC (“Nasdaq”), brokers are not permitted to vote on the election of directors or the advisory proposal on executive compensation without instructions from the beneficial owner. Therefore, if your shares are held in the name of your broker, bank or other nominee, your vote is especially important.

Revocability of Proxies

Any person giving a Proxy in the form accompanying this Proxy Statement has the power to revoke it any time before its exercise. To revoke a proxy previously submitted by telephone or through the Internet, you may simply vote again at a later date, using the same procedures, in which case your later submitted vote will be recorded and your earlier vote revoked. A proxy may also be revoked by filing with the Secretary of the Company’s principal executive office, 7610 Miramar Road, San Diego, California 92126-4202, an instrument of revocation or a duly executed proxy bearing a later date, or it may be revoked by attending the Annual Meeting and voting in person. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote in person at the Annual Meeting, you must obtain from the record holder a proxy issued in your name.

If I am a beneficial owner of shares, can my brokerage firm vote my shares?

If you are a beneficial owner and do not vote via the Internet, telephone, or by returning a signed voting instruction card to your broker, your shares may be voted only with respect to so-called routine matters where your broker has discretionary voting authority over your shares. Brokers will have such discretionary authority to vote on Proposal 3 regarding the ratification of the selection of our independent registered public accounting firm for 2018, but not on any of the other proposals.

We encourage you to provide instructions to your brokerage firm by returning your voting instruction card. This ensures that your shares will be voted at the Annual Meeting with respect to all of the proposals described in this proxy statement.

2

Solicitation

The Company will bear the entire cost of solicitation of proxies, including the preparation, assembly, printing, and mailing of this Proxy Statement, the proxy, and any additional material furnished to stockholders. Copies of solicitation material will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names that are beneficially owned by others to forward to such beneficial owners. In addition, the Company may reimburse such persons for their cost of forwarding the solicitation material to such beneficial owners. The solicitation of proxies by mail may be supplemented by telephone, facsimile or email, and/or personal solicitation by directors, officers, or employees of the Company. No additional compensation will be paid for any such services. Except as described above, the Company does not intend to solicit proxies.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published by the Company on Form 8-K within four business days following the Annual Meeting.

PROPOSAL 1:
NOMINATION AND ELECTION OF DIRECTORS

The Company’s Amended and Restated Bylaws (the “Bylaws”) provide for the classification of our Board of Directors into three classes of directors, with each class as nearly equal in number as possible, with staggered terms of office. At each annual meeting of stockholders, the successors to the class of directors whose terms expire at that meeting will be elected for a term of office to expire at the third succeeding annual meeting of stockholders after their election and until their successors have been duly elected and qualified.

The Company’s Board of Directors currently is composed of the following members: Marvin H. Fink, Howard F. Hill, William L. Reynolds, Joseph Benoit, Gerald T. Garland and Robert Dawson. On June 21, 2018, the Board of Directors increased the number of directors on the Board of Directors to six members and appointed Robert Dawson, the Company’s current President and Chief Executive Officer, to also serve as a director, effective June 21, 2018. Mr. Dawson has been appointed as a Class III director, and will serve until the annual meeting of stockholders at which the Class III directors are elected (which meeting is scheduled to be held in 2019) and until his successor has been duly elected and qualified. Two directors are to be elected at the Annual Meeting. The two nominees to be elected at the Annual Meeting are Mr. Hill and Mr. Benoit. The directors elected at the Annual Meeting will hold office until their term expires and until their successors are elected and qualified, or until their death, resignation, or removal.

The two nominees receiving the highest number of affirmative votes cast at the Annual Meeting shall be elected as directors of the Company. Mr. Hill and Mr. Benoit have agreed to serve if elected. If for any reason Mr. Hill or Mr. Benoit is not a candidate when the election occurs, we intend to vote proxies for the election of a substitute nominee or, in lieu thereof, our Board of Directors may reduce the number of directors in accordance with our Bylaws. Unless otherwise instructed, the proxy holders will vote the proxies received by them in favor of the election of Mr. Hill and Mr. Benoit.

A majority of the Directors are “independent directors” as defined by the listing standards of The Nasdaq Stock Market, and the Board of Directors has determined that such independent directors have no relationship with the Company that would interfere with the exercise of their independent judgment in carrying out the responsibilities of a director.

Set forth below is information regarding the nominees and the other current Board members, including information furnished by them as to their principal occupations and their ages:

Name	Age	Director Since
Marvin H. Fink	82	2001
Howard F. Hill	77	1979
William L. Reynolds	83	2005
Gerald T. Garland	67	2017
Joseph Benoit	64	2013
Robert Dawson	44	2018

3

Class II - Nominees for Election for a Three-Year Term Expiring at the 2021 Annual Meeting

Howard F. Hill, a founder of the Company in 1979, served as the Company’s Chief Executive Officer until January 22, 2015. Effective January 22, 2015, Mr. Hill stepped down as the Chief Executive Officer and agreed to serve as the Company’s Chief Operating Officer. Effective April 6, 2015, Mr. Hill announced that he was taking an indefinite medical leave of absence and resigned as the Company’s Chief Operating Officer. On April 7, 2016, Mr. Hill retired as an employee of the Company, but continued to serve on the Company’s Board of Directors. On October 31, 2016, Mr. Hill assumed the position as the unpaid, interim President and Chief Executive Officer of the Company until July 17, 2017, the date that his successor, Robert Dawson, assumed the duties of President and Chief Executive Officer. In addition, from January 18, 2013 until June 7, 2013, Mr. Hill also served as the Company’s interim Chief Financial Officer. Mr. Hill has credits in Manufacturing Engineering, Quality Engineering and Industrial Management. He was the President of the Company from July 1993 until July 2011. He has held various positions in the electronics industry over the past 60 years.

Joseph Benoit was appointed to the Board of Directors on April 8, 2013. Mr. Benoit retired from Union Bank in June 2012 after serving in various management and leadership roles for over 20 years. Managing over 100 Union Bank branch offices in Southern California and being the head of Business Banking were among his responsibilities. As an Executive Vice President, he also served as Union Bank’s integration manager for FDIC assisted acquisitions. Mr. Benoit has a B.S. in Business Administration from San Diego State University and an MBA from National University. He is also a graduate of Pacific Coast Banking School and serves as a director on various non-profit boards.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ELECTION OF THE FOREGOING NOMINATED DIRECTORS.

Continuing Directors

The following is a description of the incumbent Class III and Class I directors whose terms of office will continue after the Annual Meeting:

Class III - Directors Continuing in Office Until the 2019 Annual Meeting

William L. Reynolds is a retired financial executive. Mr. Reynolds most recently was the Vice President of Finance and Administration for Teledyne Controls from 1994 until his retirement in 1997. Prior thereto, for 22 years he was the Vice- President of Finance and Administration of Teledyne Microelectronics. Mr. Reynolds also was a program finance administrator of Teledyne Systems Company for five years. He has a B.B.A. degree in Accounting from Woodbury College.

Robert Dawson has been the Company’s current President and Chief Executive Officer since July 17, 2017. Effective July 21, 2018, Mr. Dawson was appointed to the Company’s Board to also serve as a director. Prior to joining RF Industries on July 17, 2017, Mr. Dawson was President and CEO of Vision Technology Services, an information technology consulting and project management company that was acquired by BG Staffing. He spent 2007-2013 at TESSCO Technologies, a publicly traded distributor of wireless products and services. At TESSCO Mr. Dawson held multiple executive roles in sales, marketing, product management and strategy culminating with being Vice President of Sales, responsible for TESSCO’s sales organization and leading a team delivering more than $700 million in sales. He joined TESSCO through the 2007 acquisition of NetForce Solutions, a technology training and consulting firm that he co-founded in 2000 and led as the Chief Executive Officer through seven years of growth before being acquired by TESSCO. Mr. Dawson received his Bachelor's degree in Business Administration from Hillsdale College.

Class I - Director Continuing in Office Until the 2020 Annual Meeting

Marvin H. Fink is a retired executive. Mr. Fink most recently served as the Chief Executive Officer, President and Chairman of the Board of Recom Managed Systems, Inc. from October 2002 to March 2005. Prior thereto, Mr. Fink was President of Teledyne’s Electronics Group. Mr. Fink was employed at Teledyne for 39 years. He holds a B.E.E. degree from the City College of New York, an M.S.E.E. degree from the University of Southern California and a J.D. degree from the University of San Fernando Valley. He is an inactive member of the California Bar.

Gerald T. Garland was most recently Senior Vice President of Solutions Development and Product Management for TESSCO Technologies, a publicly-traded value-added distributor and solutions provider for the wireless industry. Mr. Garland also served as Senior Vice President of the Commercial Division at TESSCO, where he was responsible for sales, business and product development and product management at the Company’s core wireless communications business. He was previously Director of Business Development at American Express Tax and Business Services from 2002 to 2003, where he was involved in an expanded asset recovery capability for Fortune 1000 corporations. From 2000 to 2001, he was Chief Financial Officer at Mentor Technologies, a developer of on-line, Cisco certification training products. Mr. Garland was Chief Financial Officer and Treasurer at TESSCO Technologies from 1993 to 1999 during the Company’s successful Initial Public Offering and oversaw TESSCO’s annual sales expansion from $50 million to over $190 million. Prior to joining TESSCO, Mr. Garland held leadership positions at Bank of America and Stanley Black & Decker. Mr. Garland received his MBA, with a concentration in Finance, from Loyola University and his Bachelor of Science in Business Management and Accounting from Towson University. He is currently the Managing Director at Inscite Consulting, on the Board of Directors and Chief Adviser to the World Trade Center Institute and on the Executive Advisory Board of Patriot Capital. He is also on the Executive Committee of Communications Electronics, Inc. and the Board of SOZO Children.

4

In determining whether the nomination of each current director was appropriate and that each current director is qualified to serve on the Board of Directors, the Board considered the following:

Marvin H. Fink: Mr. Fink has significant experience in a variety of areas important to overseeing the management and operations of this Company, including experience as an executive officer, an engineer and a lawyer. Mr. Fink has been the principal executive officer of a public company as well as the President of Teledyne’s Electronics Group. He has degrees in engineering and law and was involved in the electronics industry for over 40 years.

Howard F. Hill: Mr. Hill is a founder of the Company and has over 60 years of experience in the electronics industry.

Joseph Benoit: Mr. Benoit has significant financial management and banking experience, having served in various executive positions at Union Bank.

William L. Reynolds: Mr. Reynolds has significant accounting and financial management expertise, having served as VP of Finance and Administration for Teledyne Controls, as the Vice-President of Finance and Administration of Teledyne Microelectronics, and as a program finance administrator of Teledyne Systems Company. He also has a degree in accounting, which enables him to serve as the “audit committee financial expert” of the Audit Committee.

Gerald T. Garland: Mr. Garland has significant leadership experience in product management, sales management, solutions development, global sourcing and financial management. Mr. Garland served as a Chief Financial Officer and Senior Vice President for a leading distributor and solutions provider to the wireless industry for over 18 years. Mr. Garland has also held senior leadership positions with Bank of America, Stanley Black & Decker, American Express and TESSCO Technologies.

Robert Dawson: Mr. Dawson has significant leadership experience in sales, marketing, product management and strategy for a leading publicly traded distributor of wireless products and services. Mr. Dawson also served as President and CEO of an information technology consulting and project management company and was a co-founder of a successful telecom and wireless technology training and consulting firm that he co-founded and led for seven years of growth until it was acquired.

Terms of Service

Each director to be elected at the Annual Meeting will hold office until his three-year term expires and until his successor is elected and has qualified, or until his or her death, resignation, or removal.

Board Leadership Structure

Currently, the positions of Chairman of the Board of Directors and Chief Executive Officer of the Company are held by separate individuals, with Mr. Fink serving as Chairman of the Board and Robert Dawson serving as Chief Executive Officer and as a director on the Board. Mr. Fink, an independent director, has served as the Chairman of the Board since 2007, and the Company has continuously had a separate Chairman of the Board and Chief Executive Officer for more than a decade. The Chairman of the Board is appointed by our Board of Directors.

The Board of Directors currently believes that this structure is best for the Company, as it allows Mr. Dawson to focus on the Company’s strategy, business and operations while serving as a liaison between the Board and the Company’s senior management. The Board currently believes the separation of offices is beneficial, because a separate Chairman can provide the Chief Executive Officer with guidance and feedback on his performance and the Chairman provides a more effective channel for the Board to express its views on management. This structure can also enable Mr. Fink and the other members of the Board to be better informed and to communicate more effectively on issues, including with respect to risk oversight matters.

The Board does not believe that a formal policy separating the positions of Chairman of the Board and Chief Executive Officer is necessary. The Board continually evaluates our leadership structure and could in the future decide to combine the Chairman and Chief Executive Officer positions if it believes that doing so would serve the best interests of the Company and our stockholders.

5

Management

Robert Dawson, has served as our President and Chief Executive Officer since July 17, 2017. See, “Proposal No. 1: Nomination and Election of Directors — Class III - Directors Continuing in Office Until the 2019 Annual Meeting,” above.

Mark Turfler, Senior Vice President and Chief Financial Officer, was appointed as the Company’s Acting Chief Financial Officer and Corporate Secretary on June 7, 2013. Effective as of January 10, 2014, Mr. Turfler was promoted to Chief Financial Officer. Mr. Turfler joined the Company in January 2013 as our Controller. Prior to joining the Company, Mr. Turfler worked in senior accounting/finance positions at Ligand Pharmaceuticals, Inc. from 2006 to 2009, at Cylene Pharmaceuticals, Inc. from 2010 to 2011, and as an independent financial/accounting consultant from 2012 until he joined the Company in January 2013. Mr. Turfler has more than 35 years of accounting and finance experience including several years with publicly traded companies in a variety of senior financial executive positions with wireless telecommunications, international manufacturing, medical device and software companies. Mr. Turfler began his career with PricewaterhouseCoopers after graduating from Syracuse University with a B.S. in accounting. Mr. Turfler is a Certified Public Accountant and a member of the American Institute of CPAs, California Society of CPAs, Corporate Directors Forum and Financial Executives International.

Board of Director Meetings

During the fiscal year ended October 31, 2017, the Board of Directors met eleven times, and each member of the Board of Directors attended at least 75% of the meetings of the Board of Directors and of the Board committees on which he served.

Board Committees

During fiscal 2017, the Board of Directors maintained three committees, the Compensation Committee, the Audit Committee, and the Nominating and Corporate Governance Committee.

The Audit Committee meets periodically with the Company’s management and independent registered public accounting firm to, among other things, review the results of the annual audit and quarterly reviews and discuss the financial statements. The Audit Committee also hires the independent registered public accounting firm, and receives and considers the accountant’s comments as to controls, adequacy of staff and management performance and procedures. The Audit Committee is also authorized to review related party transactions for potential conflicts of interest and to conduct internal investigations into whistleblower complaints. During fiscal 2017, the Audit Committee was composed of Mr. Reynolds (Chairman), Mr. Benoit and Mr. Fink. On June 9, 2017, Mr. Garland was appointed to the Board of Directors and replaced Mr. Fink on the Audit Committee. Each of these individuals was a non-employee director and was independent as defined under the NASDAQ Stock Market’s listing standards. Each of the members of the Audit Committee has significant knowledge of financial matters, and Mr. Reynolds is an “audit committee financial expert.” The Audit Committee met five times during fiscal 2017.

The Compensation Committee currently consists of Messrs. Fink, Reynolds, and Benoit (Chairman) each of whom is a non-employee director and is independent as defined under the NASDAQ Stock Market’s listing standards. The Compensation Committee is responsible for considering and recommending to the Board the compensation arrangements for senior management. The Compensation Committee held six formal meetings during fiscal 2017, which were attended by all committee members.

The Nominating and Corporate Governance Committee is responsible for developing and recommending corporate governance guidelines to the Board, identifying qualified individuals to become directors, recommending selected nominees to serve on the Board, and overseeing the evaluation of the Board and its committees. The Nominating and Corporate Governance Committee currently consists of Messrs. Fink (Chairman), Benoit, and Reynolds, each of whom is a non-employee director and is independent as defined under the NASDAQ Stock Market’s listing standards. The Nominating and Corporate Governance Committee held one meeting during fiscal 2017, which was attended by all committee members.

The Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee each operate pursuant to a written charter, which charters are available on our website at www.rfindustries.com.

6

Nominating Directors

The Nominating and Corporate Governance Committee has not adopted a formal policy with regard to the consideration of diversity when evaluating candidates for election to the Board. However, the Nominating and Corporate Governance Committee believes that membership should reflect diversity in its broadest sense, but should not be chosen nor excluded based on race, color, gender, national origin or sexual orientation. In this context, the Nominating and Corporate Governance Committee does consider a candidate’s experience, education, industry knowledge, history with the Company, if any, and differences of viewpoint when evaluating his or her qualifications for election to the Board.

The Nominating and Corporate Governance Committee believes that the Board of Directors should consist of individuals who possess the integrity, education, work ethic, experience and ability to work with others necessary to oversee our business effectively and to represent the interests of all of the Company’s stockholders. The Nominating and Corporate Governance Committee also believes that it is desirable for directors to own an equity interest in the Company in order to better align their interests with those of the stockholders. The standards that the Nominating and Corporate Governance Committee considers in selecting candidates (although candidates need not possess all of the following characteristics, and not all factors are weighted equally) include, among other factors determined to be relevant by the Board, each director’s or nominee’s:

•	business experience;

•	industry experience;

•	financial background;

•	breadth of knowledge about issues affecting the Company; and

•	time available for meetings and consultation regarding Company matters and other particular skills and experience possessed by the individual.

Stockholder Recommendations of Director Candidates The Board of Directors will consider Board nominees recommended by stockholders. In order for a stockholder to nominate a candidate for director, timely notice of the nomination must be given in writing to the Corporate Secretary of the Company. To be timely, the notice must be received at the principal executive offices of the Company as set forth under “Stockholder Proposals” below. Notice of a nomination must include the following information: your name, address and number of shares you own; the name, age, business address, residence address and principal occupation of the nominee; and the number of shares beneficially owned by the nominee. It must also include the information that would be required to be disclosed in the solicitation of proxies for election of directors under the federal securities laws, as well as whether the individual can understand basic financial statements and the candidate’s other board memberships (if any). You must submit the nominee’s consent to be elected and to serve, if elected. The Board of Directors may require any nominee to furnish any other information that may be needed to determine the eligibility and qualifications of the nominee.

Any recommendations in proper form received from stockholders will be evaluated in the same manner that potential nominees recommended by our Board members or management are evaluated.

Stockholder Communications with Board Members Stockholders who wish to communicate with our Board members may contact us at our principal executive office at 7610 Miramar Road, Suite 6000, San Diego, California 92126-4202. Written communications specifically marked as a communication for our Board of Directors, or a particular director, except those that are clearly marketing or soliciting materials, will be forwarded unopened to the Chairman of our Board, or to the particular director to whom they are addressed, or presented to the full Board or the particular director at the next regularly scheduled Board meeting.

Code of Business Conduct and Ethics

The Company has adopted a Code of Business Conduct and Ethics (the “Code”) that applies to all of the Company’s directors, officers and employees, including its principal executive officer and principal financial officer. The Code is posted on the Company’s website at www.rfindustries.com. The Company intends to disclose any amendments to the Code by posting such amendments on its website. In addition, any waivers of the Code for directors or executive officers of the Company will be disclosed in a report on Form 8-K.

7

COMPENSATION OF EXECUTIVES AND DIRECTORS

Summary Compensation Discussion and Analysis

Because the Company is a “smaller reporting company” as defined by the rules of the Securities and Exchange Commission, the Company is not required to provide a compensation discussion and analysis in this Proxy Statement. Nevertheless, this Summary Compensation Discussion and Analysis is provided in order to address certain aspects of the Company’s compensation programs and to provide stockholders with insight into the Company’s compensation philosophy, policies, and practices with respect to the Named Executive Officers that are listed in the “Executive Compensation” section below.

On October 31, 2016, Howard Hill assumed the position of interim President and Chief Executive Officer of the Company and held that position during most of fiscal 2017 until July 17, 2017, when Robert D. Dawson replaced Mr. Hill as the President and Chief Executive Officer of the Company. Because Mr. Hill held the office of interim President and Chief Executive Officer of the Company during much of fiscal 2017, he is listed below as Named Executive Officers. However, Mr. Hill was not compensated in fiscal 2017 for his service as interim President and Chief Executive Officer of the Company in fiscal 2017.

The Company’s compensation program currently is designed to recruit and retain as executive officers individuals with the highest capacity to develop, grow and manage our business, and to align their compensation with the Company’s short-term and long-term goals. To do this, the compensation program for executive officers is made up of the following main components: (i) base salary, designed to compensate our executive officers for work performed during the fiscal year; (ii) year-end cash incentive programs, designed to reward the executive officers for achieving yearly performance goals and for their individual performances during the fiscal year; and (iii) equity-based awards, meant to align the executive officers’ interests with the interests of the Company’s stockholders.

The Board has appointed a Compensation Committee, which consists of Messrs. Fink, Reynolds and Benoit, to assist the Board in discharging its responsibilities relating to compensation matters, including matters relating to compensation programs for directors and executive officers. The Board of Directors believes that each member of the Compensation Committee is an “independent” director as defined by the listing standards of The Nasdaq Stock Market. The Compensation Committee has overall responsibility for evaluating and recommending compensation plans, policies and programs, and compensation and benefits of the Named Executive Officers.

The Compensation Committee attempts to structure the total compensation for the Company’s Named Executive Officers to provide a guaranteed amount of cash compensation in the form of competitive base salaries, while also providing a meaningful amount of annual cash compensation in the form of annual bonuses that is at risk and dependent on both the Company’s performance and on the individual performance of the executives. The Company also seeks to provide a portion of total compensation in the form of equity-based awards under the Company’s stock option plan in order to align the long-term interests of executives with those of the Company’s stockholders and for retention purposes. Historically, the Company has made larger grants of stock options to the Named Executive Officers and other key officers and employees at the time that the officers/key employees first join the Company, which options vest over a longer period of time (often up to nine years). These option grants are supplemented by smaller, annual options grants that are similar to the option grants made to other officers and key employees.

Base salaries for our executive officers are determined by an assessment of the Company’s overall financial and operating performance, each executive officer's experience, duties, responsibilities, performance evaluation and changes in his or her responsibilities. The Company seeks to establish annual base salaries that the Compensation Committee believes are fair and competitive with salaries for executive officers in similar positions and with similar responsibilities in the Company’s marketplace. To date, the Company has not engaged an independent compensation consultant to assist in establishing the compensation payable to the Company’s executive officers. The Company’s Named Executive Officers for the fiscal year ended October 31, 2017 were Robert D. Dawson, who was hired to serve as the President and Chief Executive Officer of the Company in July 2017, Howard. Hill, who served as the interim President and Chief Executive Officer on an unpaid basis until Mr. Dawson was hired, and Mark Turfler, who has served as the Company’s Chief Financial Officer since January 2014.

•	Since Mr. Hill was not paid for his services as the interim principal executive officer, the Compensation Committee did not address his compensation for fiscal 2017.

•	Mr. Dawson was hired in July 2017 at an annual base salary of $250,000. Following a review of Mr. Dawson’s accomplishments during his first year as the Company’s principal executive officer, on the first anniversary of his employment start date, the Company increased his annual base salary increased to $275,000, effective July 18, 2018.

•	Mr. Turfler’s annual base salary for fiscal 2017 was $170,000. Mr. Turfler’s fiscal 2017 base salary was the same as his base salary in fiscal 2016.

8

In order to induce Mr. Dawson to accept the position as the Company’s new Chief Executive Officer and President and to relocate from the East Coast to San Diego, California, the Company agreed to grant Mr. Dawson stock options to purchase 100,000 shares of the Company’s common stock, and to reimburse him for up to $75,000 in relocation expenses. The options have an exercise price of $1.90, which was the trading price on the Nasdaq Stock Market on Mr. Dawson’s start date, and will vest as to 10,000 shares per year, with 10,000 shares having vested on his start date, and 10,000 shares vesting on each anniversary thereafter while he is employed by the Company.

For the fiscal year ended October 31, 2017, the Company’s executive officers were eligible to receive year-end cash bonuses that were based on both quantitative metrics (including non-GAAP financial measures such as EBITDA) and subjective criteria (such as the development and execution of specified strategic plans to divest the Company of non-performing divisions or to acquire other companies or lines of business, the exercise of leadership, the support and development of management and other employees, and improvement in business activities). Each executive officer had different subjective/quantitative targets that are tailored to that officer’s duties and position.

Mr. Hill agreed not to be paid for serving as the interim President and Chief Executive Officer. Accordingly, he was not eligible for, and did not get a year-end cash bonus. Mr. Dawson joined the Company in July 2017 and therefore was not eligible to receive a year-end cash bonus for the October 31, 2017 fiscal year. Mr. Turfler was, however, eligible for a year-end cash bonus. Under the Company’s bonus plan for the fiscal 2017, Mr. Turfler was entitled to receive a year-end bonus targeted at 40% of his annual base salary, of which 70% was tied to quantitative criteria that the Compensation Committee established, and 30% was based on the subjective evaluation by the Compensation Committee of his performance. The quantitative criteria established for fiscal 2017 were based on achieving certain pre-determined EBITDA goals for the entire Company. For the fiscal year ended October 31, 2017, the Company determined that none of the quantitative goals had been met. Accordingly, the Company did not pay incentive bonuses tied to the quantitative goals to Mr. Turfler or any other officer. The Compensation Committee did, however, determine that Mr. Turfler met certain of his subjective performance goals and, therefore, was awarded a cash bonus of $15,300.

In December 2017, the Board of Directors adopted corporate goals for the determination of cash bonuses to be paid to certain officers for the current fiscal year ending October 31, 2018. Under the 2018 plan, cash bonuses, if any, will be paid to qualified participating officers of the Company and its subsidiaries based upon (i) the achievement of specified corporate goals and (ii) a review of the subjective personal performance and contribution of each of the officers. The corporate goals apply to all participating officers. The target bonus payable to participating officers starts at 15% of the officer’s annual salary, but will not exceed 67% of such recipient’s 2018 base salary. Cash bonuses are based on various earnings per share targets (before payment of bonuses) for the fiscal year ending October 31, 2018. The cash bonus payable to each participating officer is subject to reduction based upon the subjective performance of such participating officer (subjective performance criteria include, for example, the development and execution of strategic plans, the operations of that officer’s business unit, the exercise of leadership by the officer, the support and development of management and other employees, and the contribution of such officer to the improvement in the Company’s overall business activities and profitability). The Board and Compensation Committee reserve the right to modify these goals, criteria and target percentages at any time, and to grant bonuses to the participants even if the performance goals are not met. In addition, the Board and Compensation Committee may modify the bonus plan targets to reflect significant change in Company’s business, including changes due to acquisitions or dispositions of businesses or product lines. The 2018 bonuses will be paid within 75 days after the end to the fiscal year to participating officers who are employed with the Company on the date of payment.

Mr. Dawson is eligible to participate in the 2018 bonus plan. Under his employment agreement, he is currently entitled to a cash bonus of up to 50% of his annual base salary. However, under the 2018 bonus plan, the maximum cash bonus payable to all participating officers, including the Chief Executive Officer, was increased to 67% of the 2018 base salary. Accordingly, Dawson could receive a larger year-end bonus under the 2018 Company bonus plan than under his employment agreement if he and the Company substantially exceed the Company’s goals.

Executive Compensation

Summary of Cash and Other Compensation. The following table sets forth compensation for services rendered in all capacities to the Company (i) for each person who served as the Company’s Chief Executive Officer at any time during the past fiscal year, (ii) for each executive officer (other than persons who served as Chief Executive Officer) who was employed with the Company on October 31, 2017 and who earned over $100,000 during the fiscal year ended October 31, 2017, and (iii) for any executive officer who earned over $100,000 during the October 31, 2017 fiscal year but was no longer employed with the Company on October 31, 2017 (the foregoing executives are herein collectively referred to as the “Named Executive Officers”). No other executive officer of the Company received total salary and bonus, in excess of $100,000, during the fiscal year ended October 31, 2017.

9

On October 31, 2016, Howard Hill assumed the position of interim President and Chief Executive Officer of the Company. On July 17, 2017, Robert D. Dawson was hired to serve as the President and Chief Executive Officer of the Company. Because Mr. Hill held the office of interim President and Chief Executive Officer of the Company during fiscal 2017, he is listed below as Named Executive Officers. However, Mr. Hill was not compensated in fiscal 2017 for his service as interim President and Chief Executive Officer of the Company in fiscal 2017.

Name and Principal Position	Year	Salary ($)	Bonus ($)		Stock Awards ($)	Option Awards ($)(6)	All Other Compensation ($)		Total ($)
Howard F. Hill	2017	-	-		-	-	6,440	(7)	6,440
Interim President and Chief Executive Officer and Director (1)	2016	-	100,000	(1)	-	8,750	76,015	(2)	184,765

Robert Dawson	2017	67,000	-		-	58,777	52,397	(4)	178,174
President and Chief Executive Officer (3)

Mark Turfler	2017	170,000	15,300	(8)	-	-	-		185,300
Senior Vice President and Chief Financial Officer	2016	170,000	20,000 -		-	-	26,837	(5)	216,837

(1)	On April 7, 2016, Mr. Hill retired as an employee of the Company. In gratitude for his services to the Company for over 35 years, the Company’s Board of Directors paid Mr. Hill $100,000 upon his retirement. On October 31, 2016, Mr. Hill assumed the position of unpaid interim President and Chief Executive Officer of the Company, a position he held until July 17, 2017 when Robert D. Dawson was hired as the President and Chief Executive Officer.

(2)	Mr. Hill’s “Other Compensation” consisted of $76,015 in fiscal 2016, for accrued vacation.

(3)	Mr. Dawson joined the Company as President as of July 17, 2017 at an annual salary of $250,000.

(4)	As part of his employment agreement, the Company agreed to reimburse Mr. Dawson up to $75,000 for relocation expenses, of which Mr. Dawson was paid $52,397 in the fiscal year ended October 31, 2017.

(5)	Mr. Turfler’s other compensation consisted of $0 and $15,383 of accrued vacation in fiscal 2017 and 2016, respectively, and $0 and $11,454 for vehicle costs.

(6)	The amounts in this column represent the aggregate fair value of the option awards recognized by the Company as an expense for financial reporting purposes. The fair value of these awards and the amounts expensed were determined in accordance with Financial Accounting Standards Board ASC Topic 718.

(7)	Represents the value of a non-qualified stock option awarded to Mr. Hill on September 8, 2017, for advisory services he rendered to the Company from July 17, 2017 through the end of the Company’s fiscal year.

(8)	Represents a cash bonus payable upon satisfying subjective performance goals.

Fiscal 2017 Option Grants

Upon the appointment of Robert D. Dawson as President and Chief Executive Officer on July 17, 2017, the Company granted Mr. Dawson options to purchase 100,000 shares of common stock. The stock options are subject to the terms and conditions of the Company’s 2010 Stock Incentive Plan, have an exercise price of $1.90 (the closing trading price on the Nasdaq Stock Market on July 17, 2017), and vest as to 10,000 shares per year, with 10,000 shares having vested on July 17, 2017 and 10,000 shares vesting on each anniversary thereafter while he is employed by the Company.

10

Holdings of Previously Awarded Equity

Equity awards held as of October 31, 2017 by each of our Named Executive Officers were issued under our 2010 Stock Incentive Plan. The following table sets forth outstanding equity awards held by our Named Executive Officers as of October 31, 2017:

Outstanding Equity Awards As Of October 31, 2017

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)		Option Exercise Price ($)	Option Expiration Date
Howard Hill	4,000		-		5.88	04/11/19
Howard Hill	4,000		-		4.41	11/19/19
Howard Hill	8,733		-		4.07	04/05/20
Howard Hill	33,744		-		2.30	04/07/21
Howard Hill	77,339		-		1.50	11/08/21
Howard Hill	15,000		-		1.80	09/08/22
Mark Turfler	40,000		60,000	(1)	5.88	04/11/24
Mark Turfler	19,000		-		4.41	11/19/19
Robert Dawson	10,000		90,000	(2)	1.90	07/17/27

(1) Vests as to 10,000 shares annually following grant on April 11, 2014.

(2) Vests as to 10,000 shares annually following grant on July 17, 2017.

During the fiscal year ended October 31, 2017, the Company did not adjust or amend the exercise price of stock options awarded to any of the Named Executive Officers.

Employment Agreements-Change of Control Payments

On June 16, 2017, RF Industries, Ltd. entered into an employment letter agreement with Robert D. Dawson, under which Mr. Dawson has served as the Company’s President and Chief Executive Officer since July 17, 2017. Under Mr. Dawson’s agreement, the Company agreed to pay Mr. Dawson an annual base salary of $250,000. Mr. Dawson also is eligible to participate in the Company’s annual bonus plan, pursuant to which he has the opportunity to earn a year-end bonus equal to fifty percent (50%) of his annual base salary. The actual bonus paid may be higher or lower than the annual bonus based on the over- or under-achievement of Company and individual objectives as determined by the Company’s Board of Directors or its Compensation Committee. It is currently anticipated that 80% of Mr. Dawson’s Annual Bonus will be based on the Company’s performance and 20% will be based on the achievement of individual objectives.

In addition, as of July 17, 2017, Mr. Dawson received an inducement grant of stock options to purchase 100,000 shares of the Company’s common stock. The award has an exercise price of $1.90 vests as to 10,000 shares per year on each anniversary of July 17, 2017 (with 10,000 shares having vested on July 17, 2017) while he is employed by the Company. Mr. Dawson was also entitled to be paid or reimbursed up to an aggregate of $75,000 in relocation expenses, and is eligible to participate in the employee benefit plans and programs generally available to the Company’s senior executives, subject to the terms and conditions of such plans and programs.

Mr. Dawson’s employment agreement had a one-year term, which term automatically extends for an additional one-year period, unless either party provides the other party with written notice of non-renewal at least sixty (60) days prior to the date of automatic renewal. Mr. Dawson’s agreement automatically was renewed on July 17, 2018 for a one-year term. Upon a Change of Control Transaction (as defined in the letter agreement), all of Mr. Dawson’s time based stock options shall immediately vest, whether or not his employment is terminated. If at the time of a Change of Control Transaction Mr. Dawson’s employment is terminated by the Company for any reason other than Cause (as defined), Mr. Dawson will be entitled to receive a change of control cash payment in an amount equal to 12 months of his salary

11

Mark Turfler, the Company’s Senior Vice President and Chief Financial Officer, is currently employed on an at-will basis. Mr. Turfler’s current annual base salary is $170,000, and he is entitled to participate in the Company’s pension, retirement, disability, insurance, medical, or other employee benefit plan that are generally available to all employees of the Company. In addition, under the Company’s non-equity incentive plan, Mr. Turfler has the right to earn an annual cash bonus of up to 50% of his annual base salary, subject to meeting certain qualitative and subjective targets.  The foregoing 50% bonus payment is subject to increase to up to 67% in the event that certain higher performance targets are achieved. The cash bonus is based on the Company’s earnings per share (before payment of bonuses) for the fiscal year ending October 31, 2018.

Except as described above, the Company has no other change of control payment agreements in effect.

Compensation of Directors

Under the compensation policies adopted by the Compensation Committee, directors who also are officers and/or employees of the Company do not receive any compensation for serving on the Board. For their services during the year ended October 31, 2017, non-employee directors received $50,000, which amount was paid one-half in cash, and one-half through the grant of stock options to purchase shares of the Company’s common stock.

DIRECTOR COMPENSATION FOR FISCAL YEAR 2017

Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards (1)(2)	All Other Compensation	Total

Joseph Benoit	$25,000	-	$25,000	$-	$50,000
Marvin H. Fink	$25,000	-	$25,000	$-	$50,000
Howard F. Hill	$25,000	-	$25,000	$-	$50,000
William Reynolds	$25,000	-	$25,000	$-	$50,000
Gerald Garland	$9,863	-	$9,863	$-	$19,726

(1)	This column represents the aggregate grant date fair value of option awards computed in accordance with FASB ASC Topic 718, excluding the effect of estimated forfeitures related to service-based vesting conditions. These amounts do not correspond to the actual value that will be recognized by the named directors from these awards.
(2)	On November 8, 2016, the Company granted five-year non-qualified options to purchase 77,339 shares of the Company’s common stock to each of Mr. Marvin Fink (Chairman), Mr. William Reynolds, Joseph Benoit and Howard Hill for their services as directors for the fiscal year ended October 31, 2017. The options have an exercise price of $1.50 per share. Upon his appointment to the Board on June 9, 2017, the Company granted Mr. Garland a five-year non-qualified option with a $1.65 exercise price to purchase 24,712 shares of the Company’s common stock for his services as a director from June 9, 2017 through October 31, 2017.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information regarding the ownership of the Company’s Common Stock as of July 13 2018 for (i) each director; (ii) the Compansy’s Named Executive Officers; (iii) all executive officers and directors of the Company as a group; and (iv) all those known by the Company to be beneficial owners of more than 5% of the outstanding shares of our common stock. As of July 13, 2018, there were 9,245,785 shares of common stock issued and outstanding.

12

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned(1)		Percentage Beneficially Owned

Directors and Named Executive Officers
Howard F. Hill	303,483	(2)	3.3%
Marvin H. Fink	145,625	(3)	1.6%
William L. Reynolds	109,586	(4)	1.2%
Joseph Benoit	92,132	(5)	1.0%
Gerald T. Garland	63,186	(6)	0.7%
Mark Turfler	71,495	(7)	0.8%
Robert Dawson	35,000	(8)	0.4%
All Directors and Officers as a Group (7 Persons)	820,507	(9)	8.5%

Greater than 5% stockholders

Hytek International, Ltd P.O. Box 10927 APO George Town Cayman Islands (10)	901,860		9.8%

Renaissance Technologies LLC 800 Third Avenue New York, New York 10022(11)	680,853		7.4%

AIGH Investment Partners, L.P. 6060 Berkeley Avenue Baltimore, MD 21209 (12)	510,000		5.5%

(1)	Shares of common stock that could be acquired by a beneficial owner upon exercise of an option within 60 days from July 13, 2018 are considered outstanding for the purpose of computing the percentage of shares beneficially owned by such owner, but are not considered to be outstanding for any other purpose.

(2)	Includes 79,262 shares that Mr. Hill has the right to acquire upon exercise of options.

(3)	Includes 68,286 shares that Mr. Fink has the right to acquire upon exercise of options.

(4)	Includes 56,786 shares that Mr. Reynolds has the right to acquire upon exercise of options.

(5)	Includes 92,132 shares that Mr. Benoit has the right to acquire upon exercise of options.

(6)	Includes 28,446 shares that Mr. Garland has the right to acquire upon exercise of options.

(7)	Represents 69,000 shares that Mr. Turfler has the right to acquire upon exercise of options.

(8)	Represents 20,000 shares that Mr. Dawson has the right to acquire upon exercise of options.

13

(9)	Includes 413,912 shares that the directors and officers have the right to acquire upon exercise of options.

(10)	Based on the list of record holders maintained by the Company’s transfer agent.

(11)	Based on a Schedule 13G/A jointly filed with the SEC by Renaissance Technologies LLC and Renaissance Technologies Holdings Corporation on February 14, 2018.

(12)	Based on a Schedule 13G jointly filed with the SEC on April 10, 2018 by AIGH Investment Partners, L.P., AIGH Investment Partners, L.L.C., and Mr. Orin Hirschman.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides information as of October 31, 2017 with respect to the shares of common stock that may be issued under the Company’s existing equity compensation plans:

	A	B	C
Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options	Weighted Average Exercise Price of Outstanding Options ($)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column A)
Equity Compensation Plans Approved by Stockholders (1)	1,011,271	$3.51	1,011,271

Equity Compensation Plans Not Approved by Stockholders (2)	150,000	$1.09	0

Total	1,161,271	$3.20	1,011,271

(1)	Consists of options granted under our 2010 Stock Incentive Plan and 2000 Stock Option Plan. The 2000 Stock Option Plan has expired, and no additional options can be granted under this plan. Accordingly, all 1,011,271 shares remaining available for issuance represent shares under the 2010 Stock Incentive Plan.

(2)	Consists of options granted to two key employees of the Company under employment agreements entered into by the Company with each of these employees.

Compliance with Section 16(a) of the Exchange Act

Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers and directors, and persons who own more than 10% of a registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (“SEC”). Executive officers, directors and greater than 10% stockholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely upon a review of information furnished to the Company, to the Company’s knowledge, during the fiscal year ended October 31, 2017, all Section 16(a) reports were timely filed, except that William Reynolds and Gerald Garland were each late in filing a Form 4 (which was filed one day after the due date).

PROPOSAL NO. 2:
ADVISORY VOTE ON THE COMPENSATION OF THE COMPANY’S
NAMED EXECUTIVE OFFICERS

Section 951 of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), as set forth in Section 14A(a) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), enables the Company’s stockholders to vote to approve, on an advisory, non-binding basis, the compensation of our Named Executive Officers as disclosed in this proxy statement in accordance with SEC rules. At the 2014 Annual Meeting of stockholders, our stockholders approved an advisory measure that the stockholders’ advisory vote on executive compensation be held on an annual basis. The Board of Directors has determined to follow the stockholders’ recommendations and to include an annual stockholders advisory vote on the compensation of the Company’s executive officers.

14

As described above in the “Compensation of Executives and Directors” section of this proxy statement, the executive officer compensation programs are designed to support this Company’s business goals and to promote short- and long-term profitable growth. We urge stockholders to read the “Summary Compensation Discussion and Analysis” section of the proxy statement, which describes our executive compensation policies, and to review the other related compensation tables and narratives, which provide detailed information on the compensation of our Named Executive Officers. The Compensation Committee believes that the policies and procedures set forth in the Compensation of Executives and Directors section are effective in fulfilling the Company’s objectives and that the compensation of our named executive officers reported in this proxy statement has supported and contributed to our recent and long-term success.

Proposal No. 2, commonly known as a “say on pay” vote, gives stockholders the opportunity to endorse or not endorse the compensation of our executives as disclosed in this Proxy Statement. This proposal will be presented at the Annual Meeting as a resolution in substantially the following form:

RESOLVED, that the stockholders approve the compensation of the Company’s Named Executive Officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission in the compensation tables and related narrative disclosure in the Company’s proxy statement for the 2018 Annual Meeting.

This vote will not be binding on the Board of Directors and may not be construed as overruling a decision by the Board or creating or implying any change to the fiduciary duties of the Board of Directors. The vote will not affect any compensation previously paid or awarded to any executive. The Compensation Committee and the Board may, however, take into account the outcome of the vote when considering future executive compensation arrangements.

Unless the Board modifies its policy on the frequency of holding “say on pay” advisory votes, the next “say on pay” advisory vote will occur in 2019.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THIS RESOLUTION.

PROPOSAL NO. 3:
SELECTION OF INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board has selected CohnReznick LLP to continue as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2018.

Stockholder ratification of the selection of CohnReznick LLP as the Company’s independent registered public accounting firm is not required by the Company’s Bylaws or otherwise. However, the Board is submitting the selection of CohnReznick LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Board will request the Audit Committee to reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee of the Board in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee of the Board determines that such a change would be in the best interests of the Company and its stockholders.

The affirmative vote of the holders of a majority of the shares represented and voting at the meeting will be required to ratify the selection of CohnReznick LLP.

15

Audit Fees

The following is a summary of the fees billed to the Company by CohnReznick LLP for professional services rendered for the fiscal years ended October 31, 2017 and 2016:

Fee Category	Fiscal 2017 Fees	Fiscal 2016 Fees
Audit Fees	$202,000	$259,000
Audit-Related Fees	-0-	-0-
All Other Fees	10,000	10,000
Total Fees	$212,000	$269,000

Audit Fees. Consists of fees billed for professional services rendered for the audit of the Company’s annual financial statements and review of the interim financial statements included in quarterly reports and services that are normally provided by CohnReznick LLP in connection with statutory and regulatory filings or engagements.

Audit-Related Fees.  Consists of fees billed for assurance and related services that are reasonably related to the performance of the audit and review of the Company’s financial statements and are not reported under “Audit Fees.” These services include professional services requested by the Company in connection with its preparation for compliance with Section 404 of the Sarbanes-Oxley Act of 2002, accounting consultations in connection with acquisitions and consultations concerning financial accounting and reporting standards. The Company did not incur audit-related fees during fiscal 2017 and 2016.

All Other Fees. The Company engaged CohnReznick LLP in 2017 and 2016 to perform an audit of the Company’s 401K plan.

The Audit Committee has determined that the provision of services, in addition to audit services, rendered by CohnReznick LLP and the fees billed therefore in fiscal 2017 and 2016 were compatible with maintaining CohnReznick LLP’s independence.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” RATIFICATION OF THE APPOINTMENT OF COHNREZNICK LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

REPORT OF THE AUDIT COMMITTEE

Notwithstanding anything to the contrary set forth in any of the Company’s previous or future filings under the Securities Act or the Securities Exchange Act that might incorporate by reference previous or future filings, including this Proxy Statement, in whole or in part, the following report shall not be incorporated by reference into any of such filings.

The responsibilities of the Audit Committee include providing oversight to the financial reporting process of the Company through periodic meetings with the Company’s independent registered public accounting firm and management to review accounting, auditing, internal controls, and financial reporting matters. The Company’s management is responsible for the preparation and integrity of the financial reporting information and related systems of internal controls. The Audit Committee, in carrying out its role, relies on senior management, including senior financial management, and its independent registered public accounting firm.

The following is the report of the Audit Committee with respect to the Company’s audited financial statements for the fiscal year ended October 31, 2017.

The Audit Committee has reviewed and discussed the Company’s audited financial statements with management. The Audit Committee has discussed with CohnReznick LLP, the Company’s independent registered public accounting firm, the matters required to be discussed by Statement of Auditing Standards No. 61 (Communication with Audit Committees) which includes, among other items, matters related to the conduct of the audit of the Company’s financial statements. The Audit Committee has also received written disclosures and the letter from CohnReznick LLP required by Independence Standards Board Standard No. 1, which relates to the auditor’s independence from the Company and its related entities, and has discussed with CohnReznick LLP their independence from the Company.

16

Based on the review and discussions referred to above, the Audit Committee recommended to the Company’s Board of Directors that the Company’s audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended October 31, 2017.

The Audit Committee has retained CohnReznick LLP as the Company’s independent registered public accounting firm for the fiscal year ending October 31, 2018.

It is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company’s financial statements are complete and accurate and in accordance with accounting principles generally accepted in the United States. That is the responsibility of management and the Company’s independent registered public accounting firm. In giving its recommendation to the Board of Directors, the Audit Committee has relied on (i) management’s representation that such financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States and (ii) the report of the Company’s independent registered public accounting firm with respect to such financial statements.

AUDIT COMMITTEE

William L. Reynolds

Gerald Garland

Joseph Benoit

STOCKHOLDER PROPOSALS

Stockholders who intend to submit proposals at the 2019 Annual Meeting must submit such proposals to the Company no later than March 25, 2019 in order for them to be included in the Proxy Statement and the form of Proxy to be distributed by the Board of Directors in connection with that meeting. Stockholders proposals should be submitted to Corporate Secretary, RF Industries, Ltd., 7610 Miramar Road, San Diego, CA 92126-4202. Only proper proposals under Rule 14a-8 which are timely received will be included in the proxy statement in 2019.

FORM 10-K

The Company will furnish without charge to each person whose proxy is being solicited, upon request of any such person, a copy of the Annual Report of the Company on Form 10-K for the fiscal year ended October 31, 2017, as filed with the Securities and Exchange Commission, including financial statements and schedules thereto. Such report was filed with the Securities and Exchange Commission on January 24, 2018. Requests for copies of such report should be directed to the President, RF Industries, Ltd., 7610 Miramar Road, San Diego, CA 92126-4202. The Form 10-K may also be accessed electronically by means of the SEC’s home page on the Internet at http://www.sec.gov.

ANNUAL REPORT

The Company’s 2017 Annual Report, which consists of an abridged version of the Form 10-K and which includes audited financial statements for the Company’s fiscal year ended October 31, 2017, is being distributed along with this Proxy Statement. For your additional convenience, the Company is posting a copy of this Proxy Statement, the proxy card, and the Annual Report for the fiscal year ended October 31, 2017 on the Company’s website at www.rfindustries.com, under “Investor Information”, and at https://materials.proxyvote.com/749552.

17

OTHER MATTERS

The Board of Directors knows of no other matters which will be brought before the Annual Meeting. However, if any other matter properly comes before the Annual Meeting or any adjournment thereof, it is intended that the persons named in the enclosed form of Proxy will vote on such matters in accordance with their best judgment.

President and Chief Executive Officer

San Diego, California

July 25, 2018

18

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY E49916-P10974 For Against Abstain ! ! ! ! ! ! RF INDUSTRIES, LTD. 7610 MIRAMAR ROAD, SUITE 6000 SAN DIEGO, CA 92126-4202 ATTENTION: MARK TURFLER RF INDUSTRIES, LTD. 1a. Howard F. Hill 1b. Joseph Benoit 1. Election of Directors The Board of Directors recommends you vote FOR the following Class II directors to serve until the 2021 Annual Meeting of Stockholders. The Board of Directors recommends you vote FOR the following proposal: The Board of Directors recommends you vote FOR the following proposal: 2. Approval, on an advisory basis, of the compensation of our named executive officers as disclosed in the proxy statement. 3. Ratification of the selection of CohnReznick LLP as the independent registered public accounting firm for the fiscal year ending October 31, 2018. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof. For Against Abstain ! ! ! ! For Withhold VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

E49917-P10974 Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com. RF INDUSTRIES, LTD. Annual Meeting of Stockholders September 5, 2018 10:00 AM (PDT) This proxy is solicited by the Board of Directors The stockholder(s) hereby appoint(s) Robert Dawson and Mark Turfler, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of RF INDUSTRIES, LTD. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 10:00 AM (PDT) on September 5, 2018, at TroyGould PC, 1801 Century Park East, 16th Floor, Los Angeles, California 90067, and any adjournment or postponement thereof. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side